                                                         National Tax-Free Funds
                                                                Tax-Free USAFund
                                                           Tax-Free Insured Fund
                                                  Tax-Free USA Intermediate Fund

service and guidance
professional management
goals
1998
Semi-Annual Report

            (Photo of illustration from Tax Exempt Income Brochure)
for tax-
 exempt
 income
   2

                                                                   March 5, 1998
Dear Shareholder:

The strong performance of the U.S. economy generated higher state tax revenues during the first half of fiscal 1998 while low interest rates spurred a near record issuance of municipal bonds.
    Approximately $220.4 billion in municipal bond insurance made 1997 the third busiest calendar year ever according to The Bond Buyer, a trade publication. This expanded supply was met by increased demand from investors who were attracted by municipal bonds' tax-free income potential.
    Contributing to the strength of the municipal bond market was:
o The Federal Reserve Board's ability to fight inflation;
o Washington's commitment to keep the income provided by municipal bonds generally exempt from Federal taxes; and,
o Many states being able to project a modest budget surplus for the 1998 fiscal year.
    While participating in the bond market rally during the autumn and winter, the portfolio managers of Tax-Free USA Fund, Tax-Free Insured Fund and Tax-Free USA Intermediate Fund focused primarily on maximizing tax-exempt income.

While participating in the bond
market rally during the autumn
and winter, the portfolio managers
of Tax-Free USA Fund, Tax-Free
Insured Fund and Tax-Free USA
Intermediate Fund focused on
maximizing tax-exempt income.

Cumulative Total Return and Yield
-------------------------------------------------------------------------------------------------------------
February 28, 1998
                                                         Six months    Thirty Day Current  Taxable Equivalent
                                                    Ended Feb. 28, 1998      SEC Yield                Yield*
-------------------------------------------------------------------------------------------------------------
Tax-Free USA Fund A Class                                   +4.83%              4.31%                6.08%
Lehman Brothers Municipal Bond Index                        +5.04%              4.64%                7.68%
Lipper Municipal Debt Fund Average (247 funds)              +4.99%              3.96%                6.56%
-------------------------------------------------------------------------------------------------------------
Tax-Free Insured Fund A Class                               +4.68%              3.67%                7.14%
Lehman Brothers Insured Bond Index                          +5.38%              4.70%                7.78%
Lipper Insured Municipal Debt Fund Average (52 funds)       +4.87%              3.71%                6.14%
-------------------------------------------------------------------------------------------------------------
Tax-Free USA Intermediate Fund A Class                      +4.05%              3.64%                6.03%
Merrill Lynch Three-to-Seven Year Municipal Bond Index      +3.67%              4.10%                6.78%
Lipper Intermediate Municipal Debt Average (144 funds)      +4.07%              3.62%                6.00%
-------------------------------------------------------------------------------------------------------------

All performance quoted above is based on net asset value. Performance for all classes of the three Funds above can be found on pages 9 and 10. Performance of other Fund Classes varies due to different expenses. Yields calculated according to Securities and Exchange Commission guidelines. B and C Class thirty-day current yields were, respectively, 3.68% for Tax-Free USA Fund; 3.01% for Tax-Free Insured Fund and 2.90% for Tax-Free USA Intermediate Fund.

* Taxable equivalent yield is calculated based on a federal income tax bracket of 39.6%. Results for Tax-Free USA Intermediate Fund reflect a voluntary expense limitation as shown on pages 25-27.

                                                                      for tax-
                                                                       exempt
                                                                       income
                                                                         3


        Our defensive approach did not allow the Funds to benefit as much from bond price appreciation, as our respective indexes and peer groups.
        Capital appreciation can be a strong contributor to total return for short periods. However, a bond fund's income has been the primary component of total return over the long term according to Ibbotson Associates.
        At the start of the 1998 fiscal year, we were concerned over a possible increase in interest rates. Unemployment was at its lowest level in a generation, suggesting that employers' costs would increase triggering higher inflation.
        Remarkably, consumer and producer price increases have been milder than many economists anticipated and the Consumer Price Index (CPI) rose just 1.7% for calendar 1997. This low inflationary environment has carried over into 1998.
        Some economists predict that Asia's financial storm may result in lower consumer and producer prices in the U.S. during 1998. However, others believe the Pacific Rim's financial crises may not have as much punch as originally feared. Some parts of the nation's manufacturing sector seem to be fending off the effects of Asia's economic turmoil, as demonstrated by growth in durable goods orders.
        The difference in short and long-term interest rates has narrowed since the beginning of the 1998 fiscal year. Also, the income advantage offered by moderate quality investment grade municipal bonds, compared to bonds rated AAA, declined. In our view, this offered the Funds an opportunity to maximize income without the potential risk to principal associated with lower quality bonds.
        On the pages that follow, your Funds' portfolio managers - Mitchell L. Conery and Patrick P. Coyne - explain the Tax-Free Funds' positioning since September and share their outlook for the remainder of 1998.



Sincerely,

/s/ Wayne A. Stork
------------------
Wayne A. Stork
Chairman

/s/ Jeffrey J. Nick
-------------------
Jeffrey J. Nick
President and Chief Executive Officer

The difference in short and long-term interest rates has narrowed since the beginning of the 1998 fiscal year.

for tax-
 exempt
 income
   4

Portfolio Managers' Review

Many states took advantage of low interest rates during the first half of fiscal 1998 to refinance old debt and issue new debt for municipal projects.
The growth of the U.S. economy has helped generate a substantial need for public financing for roads, water treatment facilities and hospitals.
        For the 1997 calendar year, city, county and state governments across the nation issued $220.4 billion in new bonds - a 19.4% increase from a year earlier. Industrial development bonds enjoyed the biggest increase, at 82.1%, as municipalities sought to increase their tax base by attracting industry. Credit ratings of new bonds have also been exceptionally strong. In 1997, Standard & Poor's upgraded a record number of U.S. municipalities.
        Many bond issuers in the higher education and health-care sectors, earned ratings upgrades as balance sheets improved. The public power and solid waste sectors bounced back after the negative impact of deregulation and competitive pressures during the previous two years.
        The tax reform act of 1986 transformed municipal bonds into one of the few remaining tax shelters available to investors. In our opinion, investing in municipal bond mutual funds offer distinct advantages over investing in specific municipal bonds such as:
o Professional management - our team of analysts travels nationwide to investigate investment opportunities.
o Diversification - by investing in bonds across the country, we try to reduce the risk against an economic downturn in any one particular region.
o Buying bonds at a discount - buying a large lot of municipal bonds makes it possible for us to obtain a lower price when bonds are purchased and a higher price when bonds are sold.

portfolio characteristics
------------------------------------------------------------------------------------------------------------
                                                         August 31, 1997               February 28, 1998
------------------------------------------------------------------------------------------------------------
Tax-Free USA Fund
    Average Effective Maturity                              10.3 years                     9.7 years
    Average Effective Duration                              6.2 years                      5.9 years
    Average Quality                                             A1                             A1
------------------------------------------------------------------------------------------------------------
Tax-Free Insured Fund
    Average Effective Maturity                              13.1 years                     9.3 years
    Average Effective Duration                              7.7 years                      6.2 years
    Average Quality                                            AA1                            AA1
------------------------------------------------------------------------------------------------------------
Tax-Free USA Intermediate Fund
    Average Effective Maturity                              5.3 years                      6.0 years
    Average Effective Duration                              4.4 years                      4.9 years
    Average Quality                                            AA3                            AA1
------------------------------------------------------------------------------------------------------------

                                                                       for tax-
                                                                        exempt
                                                                        income
                                                                          5

Strategic Positioning

Tax-Free USA Fund
Minimal inflation,
Maximum income
At the start of the 1998 fiscal year we positioned Tax-Free USA Fund defensively for what we believed to be the start of an inflationary period in the U.S. economic cycle.
        By slightly lowering the duration of your Fund by almost one quarter of a year, to 5.9 years as of mid-year, we believed we could maximize income opportunities while reducing the effect of any decline in bond prices. Duration measures a bond's sensitivity to interest rates by indicating the approximate percentage of change in a bond's price given a 1% change in interest rates.
        Surprisingly, inflation has been milder than many economists anticipated
- helped along by the banking and currency turmoil in several Pacific Rim countries. Low inflation contributed to a bond market rally. For the balance of 1998, we are considering a modest extension of the Fund's duration to attempt to benefit from a potential bond market rally.
        As of February 28, 1998, Tax-Free USA Fund held bonds issued by 36 states and 18 sectors of the municipal bond market. Massachusetts made up the largest share of the Fund's net assets as shown below. The Boston area's resurgence, aided by a growing high technology sector, helped increase Massachusetts' tax coffers.
        While most of our Massachusetts bonds fared well, one bad apple remained in the barrel. Our modest holdings of waste disposal bonds, issued by a paper recycling plant, continued to disappoint us.
        A glut of wood pulp, partly due to low priced exports from Asia, has pushed down the price of paper - causing financial difficulties for the recycling industry. We are continuing to address the situation and would prefer to sell these bonds to offset any of the Fund's future capital gains.
        At mid year, the Fund's largest sector allocation was transportation revenue bonds, which accounted for 14.7% of Tax-Free USA Fund's net assets.
        Prerefunding allows a municipality to refinance bonds that were issued during a period of higher interest rates. We believe that prerefunded bonds tend to lower default risk because principal and interest are guaranteed by the U.S. government.

CREDIT QUALITY OF TAX-FREE USA FUND'S PORTFOLIO
--------------------------------------------------------------------------------
February 28, 1998                Tax-Free USA Fund
                                 Top Five States (February 28, 1998)
                                 -----------------------------------------------
                                 State                     Percent of Net Assets
                                 -----------------------------------------------
                                 Massachusetts                      12.0%
AAA           29.1%              Pennsylvania                        8.1%
AA            14.7%              Florida                             7.6%
A             22.0%              New York                            7.3%
BBB           20.3%              Louisiana                           6.1%
BB             5.2%
Not Rated      8.7%

Approximately 13.7% of Tax-Free USA Fund's income for the six months ended February 28, 1998 was subject to the federal alternative minimum tax.

Source of ratings: Standard & Poor's
for tax-
 exempt
 income
   6

Tax-Free Insured Fund
Potential Protection
Against Default
More than half of all municipal bonds issued during the 1997 calendar year were protected by private insurance. This insurance guarantees that if the issuer experiences financial problems, the insurer will step in and take over payment of both interest and principal.
        Tax-Free Insured Fund invests primarily in insured bonds rated AAA or Aaa by Standard & Poor's and Moody's, respectively. Bond insurance is intended to provide a layer of protection against unforeseeable credit risk.
        During the first half of fiscal 1998 we reduced the Fund's duration by one and a quarter years to 6.2 years. This reflected a combination of bond price appreciation and an effort to preserve principal.
        To maximize income during the period, we slightly lowered our allocation in bonds rated AAA to 78.4% an approximate five percentage point decrease from the beginning of the fiscal year and increased our allocation in bonds rated BBB to 11.3%, a three-and-one half percentage point increase from the start of the fiscal period.
        Our positioning in hospital bonds represented 11.3% of net assets at mid year and helped maintain the Fund's income potential. Hospital bonds tend to offer higher yields than other types of municipal bonds because of the industry's competitive environment. We seek to reduce risk by investing only in insured hospital bonds.
        Two states, Illinois and Ohio, accounted for approximately one third of the Fund's net assets as of mid-year. Illinois serves as a hub to the Midwest's heavy manufacturing and agricultural economy and is enjoying strong economic growth.
        Ohio's municipal bonds performed better than the national average because of high retail demand throughout the state. We believe this higher demand resulted in part from Ohio residents' desire to protect more of their income from taxes because the state is raising the personal income tax rate from seven percent to 7.5% in 1998.


Two states, Illinois and Ohio, accounted for approximately one third of the Fund's net assets as of mid-year.

CREDIT QUALITY OF TAX-FREE Insured FUND'S PORTFOLIO
--------------------------------------------------------------------------------
February 28, 1998             Tax-Free Insured Fund
                              Top Five States (February 28, 1998)
                              --------------------------------------------------
                              State                        Percent of Net Assets
                              --------------------------------------------------
                              Illinois                              22.1%
AAA          78.4%            Ohio                                  10.3%
AA            2.6%            Washington                             9.5%
BBB          11.3%            Pennsylvania                           8.2%
Unrated       2.5%            Texas                                  7.8%
A             5.2%

Approximately 5.2% of Tax-Free Insured Fund's income for the six months ended February 28, 1998, was subject to the federal alternative minimum tax.

Source of ratings: Standard & Poor's
                                                                      for tax-
                                                                       exempt
                                                                       income
                                                                         7
Tax-Free USA
Intermediate Fund
The middle path - a balance
between stability and income
The difference in yield between shorter and longer term bonds narrowed during the first half of fiscal 1998. This allowed Tax-Free USA Intermediate Fund to provide much of the income offered by longer term bonds during the period with less risk to principal.
        To balance high income potential and principal stability, the Fund's average maturity is kept in the intermediate range of three-to-10 years. As of February 28, 1998, Tax-Free USA Intermediate Fund had an average maturity of 6.0 years.
        Similar to Tax-Free USA and Tax-Free Insured Funds, we primarily invest in the highest quality tiers of the municipal bond market. At mid-year, bonds with a credit rating of AAA made up 51.1% of the portfolio's net assets, a five percentage point decrease from August 1997. We slightly increased our position in bonds rated A and BBB in order to maximize the income potential of the Fund during a period of declining interest rates.

        Pennsylvania remained the Fund's largest state allocation for the first half of the 1998 fiscal year. The state's political leaders appear to be committed to cutting the corporate income tax rate, which is among the highest in the nation. We believe this bodes well for the state's long term economic health as it may attract more industry.
        Among the Fund's larger holdings were housing bonds issued by Montgomery County, PA, which accounted for 8.0% of net assets at mid year. This once rural county is due west of Philadelphia and is enjoying a multifamily housing boom. At mid year, 21.7% of the Fund's net assets were allocated to housing bonds.
        The state of Florida was a welcome addition to the Fund's top five states during the first half of fiscal 1998. Florida's growth and demographic makeup generate a substantial need for public financing for roads, schools, water treatment facilities and hospitals. However, job growth in sectors such as housing development, tourism and health care have provided a sufficient stream of revenue to meet municipal financing needs.


CREDIT QUALITY OF TAX-FREE USA INTERMEDIATE FUND'S PORTFOLIO
--------------------------------------------------------------------------------
February 28, 1998                   Tax-Free USA Intermediate Fund
                                    Top Five States (February 28, 1998)
                                    --------------------------------------------

                                    State                  Percent of Net Assets
                                    --------------------------------------------
                                    Pennsylvania                    22.9%
AAA     51.1%                       Michigan                        11.3%
AA      14.1%                       Illinois                        11.1%
A        5.1%                        Missouri                         8.3%
BBB     23.2%                       Florida                          7.5%
BB       6.5%

Approximately 4.5% of Tax-Free USA Intermediate Fund's income for the six months ended February 28, 1998, was subject to the federal alternative minimum tax.

Source of ratings: Standard & Poor's
for tax-
 exempt
 income
   8

Outlook
State legislatures across the nation appear to have implemented effective fiscal policies and exercised fiscal restraint. Many states had a budget surplus at year's end, and some states are expected to post one in 1998.
        However, we'd like to offer a note of caution for the year ahead because we believe reports suggesting that inflation is dead are premature.
U.S. job growth has continued at a brisk pace and Federal Reserve Board chairman Alan Greenspan spoke of the continuing expansion of the U.S. economy before Congress in February.
        The Fed predicts that the economy will grow in 1998 at a 2%-2.75% rate after inflation, and that inflation will hover around 1.75%-2.25%. The Fed's outlook implies that it is not likely to raise its interest rate target in the near term.
        States, cities and local agencies have issued more new debt during early calendar 1998 as issuers continued to take advantage of attractive borrowing rates. This has resulted in a temporary glut of municipal securities which we believe represents a buying opportunity.
        Nonetheless, we still believe selected bonds can offer solid income opportunities with relatively moderate credit risk. For investors in high tax brackets, municipal bonds may provide a way to both diversify a portfolio heavily weighted in equities and reduce income taxes on one's annual investment income.


Mitchell L. Conery
Vice President
Senior Portfolio Manager

Patrick P. Coyne
Vice President
Senior Portfolio Manager

March 5, 1998

(Photo of Keyboard)

Glossary

Coupon
Interest rate on a bond the issuer promises to pay the holder until maturity, expressed as an annual percentage of face value. For instance, a bond with a 10% coupon will pay $10 per $100 of the face amount per year.

Credit Spread
The difference in yield between higher quality bonds and lower quality bonds. Generally, lower quality bonds provide higher yields because they carry greater credit risk.

General Obligation Bonds
Municipal bonds backed by the full faith and credit of a municipality. General obligation (GO) bonds provide higher yields because they carry greater credit risk.


Prerefunding
A procedure whereby a new bond is issued in order to refinance a previously issued bond. This occurs during periods of low interest rates so the issuer can lower their interest cost.

Revenue Bonds
Bonds issued to finance public works and supported directly from the revenues of the project. For instance, if a revenue bond is issued to build a bridge, the tolls collected from motorists using the bridges are applied to paying off the bond.

                                                                      for tax-
                                                                       exempt
                                                                       income
                                                                         9

Tax Free USA Fund

            Income From a $100,000 Investment 1988-1998
                         A Class Shares

2/28/89                     $ 7,518
2/28/90                     $ 8,052
2/28/91                     $ 8,294
2/29/92                     $ 8,554
2/28/93                     $ 8,992
2/28/94                     $ 9,518
2/28/95                     $10,161
2/29/96                     $10,420
2/28/97                     $10,502
2/28/98                     $10,029
           Yearly Income

Chart assumes a $100,000 investment on February 28, 1988, and includes the effect of a 3.75% front-end sales charge and reinvestment of distributions. Performance of other Fund classes will vary due to different charges and expenses.

TAX-FREE USA FUND
-------------------------------------------------------------------------------------------------------
Average Annual Total Returns Through February 28, 1998
                                        Lifetime         Ten Years         Five Years         One Year
-------------------------------------------------------------------------------------------------------
Class A (Est. 1/11/84)
    Excluding Sales Charge               +9.38%            +7.54%            +5.46%            +8.47%
    Including Sales Charge               +9.08%            +7.13%            +4.64%            +4.43%
-------------------------------------------------------------------------------------------------------
Class B (Est. 5/2/94)
    Excluding Sales Charge               +5.16%                                                +7.61%
    Including Sales Charge               +4.49%                                                +3.61%
-------------------------------------------------------------------------------------------------------
Class C (Est. 11/29/95)
    Excluding Sales Charge               +4.34%                                                +7.61%
    Including Sales Charge               +4.34%                                                +6.61%



TAX-FREE INSURED FUND
-------------------------------------------------------------------------------------------------------
Average Annual Total Returns Through February 28, 1998

                                        Lifetime         Ten Years         Five Years         One Year
-------------------------------------------------------------------------------------------------------
Class A (Est. 3/25/85)
    Excluding Sales Charge               +8.04%            +7.11%            +5.47%            +8.12%
    Including Sales Charge               +7.73%            +6.71%            +4.67%            +4.04%
-------------------------------------------------------------------------------------------------------
Class B (Est. 5/2/94)
    Excluding Sales Charge               +5.74%                                                +7.26%
    Including Sales Charge               +5.06%                                                +3.26%
-------------------------------------------------------------------------------------------------------
Class C (Est. 11/29/95)
    Excluding Sales Charge               +5.07%                                                +7.26%
    Including Sales Charge               +5.07%                                                +6.26%

See page 10 for important information. All performance includes reinvestment of distributions and applicable sales charges as described on page 10. Past performance does not guarantee future results.

for tax-
 exempt
 income
   10

TAX-FREE INSURED FUND
            Income From a $100,000 Investment 1988-1998
                         A Class Shares

2/28/89                      $6,876
2/28/90                      $7,361
2/28/91                      $7,703
2/29/92                      $8,005
2/28/93                      $8,072
2/28/94                      $8,252
2/28/95                      $8,835
2/29/96                      $9,141
2/28/97                      $9,099
2/28/98                      $8,843
          Yearly Income

Chart assumes a $100,000 investment on February 28, 1988, and includes the effect of a 3.75% front-end sales charge and reinvestment of distributions. Performance of other Fund classes will vary due to different charges and expenses.

Tax-Free USA Intermediate Fund Performance
---------------------------------------------------------------------------------------------------------
Average Annual Total Returns Through February 28, 1998
                                           Lifetime                 Five Years                   One Year
Class A (Est. 1/7/93)
    Excluding Sales Charge                  +6.49%                     +5.85%                     +6.57%
    Including Sales Charge                  +5.92%                     +5.27%                     +3.60%
---------------------------------------------------------------------------------------------------------
Class B (Est. 5/2/94)
    Excluding Sales Charge                  +5.45%                                                +5.67%
    Including Sales Charge                  +5.45%                                                +3.67%
---------------------------------------------------------------------------------------------------------
Class C (Est. 11/29/95)
    Excluding Sales Charge                  +4.95%                                                +5.67%
    Including Sales Charge                  +4.95%                                                +4.67%

All performance includes reinvestment of distributions and applicable sales charge as described below. Return and share value will fluctuate so that shares when redeemed may be worth more or less than the original cost. Past performance is not a guarantee of future results. Performance for Class B and C shares excluding sales charge assumes either contingent sales charges did not apply or the investment was not redeemed.

Returns for Tax-Free USA Intermediate Fund reflect a voluntary expense limitation in effect at the time. Returns would have been lower without the limitation.

CLASS A shares of Tax-Free USA Fund and Tax-Free Insured Fund have a 3.75% maximum front-end sales charge. Both Funds have a 12 b-1 fee. Class A returns for Tax-Free USA Intermediate Fund reflect the effect of a 2.75% front end sales charge and a 12b-1 fee.

Class B shares do not carry a front-end sales charge, but are subject to a 1% annual distribution and service fee. They are subject to a deferred sales charge of up to 4% for Tax-Free USA Fund and Tax-Free Insured Fund if redeemed before the end of the sixth year and up to 2% for Tax-Free USA Intermediate Fund if redeemed before the end of the third year.

Class C shares have a 1% annual distribution and service fee. If shares are redeemed within 12 months, a 1% contingent deferred sales charge applies.

                                                       for tax-exempt income 11

Financial Statements
Delaware Group Tax-Free Fund, Inc. -
Tax-Free USA Fund
Statement of Net Assets
February 28, 1998 (Unaudited)

--------------------------------------------------------------------------------------------------------
                                                                    Principal                  Market
                                                                     Amount                    Value
--------------------------------------------------------------------------------------------------------

    Municipal Bonds - 99.26%
    General Obligation Bonds - 5.93%
    Florida State Board of Education
      7.25% 06/01/23 ...................................            $  2,555,000            $  2,784,822
    New York, New York
      Series C 5.375% 11/15/27 .........................               7,750,000               7,792,780
      Series E 6.00% 08/01/26 ..........................              10,000,000              10,603,200
      Series H 6.125% 08/01/25 .........................              10,000,000              10,757,900
    North Slope Borough, Alaska 8.35% 06/30/98 .........               2,500,000               2,537,050
    Texas State (Veterans Land Bank)
      7.40% 12/01/20 ...................................               3,000,000               3,291,210
                                                                                            ------------
                                                                                              37,766,962
                                                                                            ------------
    Higher Education Revenue Bonds - 3.18%
    District of Columbia Higher Education Revenue
      (Georgetown University) 7.15% 04/01/21 ...........               7,000,000               7,346,850
    Missouri State Health and Educational Facilities
    Authority Washington University
      4.75% 11/15/37 ...................................               9,750,000               9,030,743
    University of Cincinnati Ohio
      Series T 5.00% 06/01/18 ..........................               3,945,000               3,851,425
                                                                                            ------------
                                                                                              20,229,018
                                                                                            ------------
    Hospital Revenue Bonds - 10.44%
    Fairfax County Virginia Industrial Development
      Authority Revenue, Reference - Health Care
      Inova Health - Series A 5.00% 08/15/25 ...........              10,000,000               9,709,000
    Louisiana Public Facilities Authority Hospital
      Revenue (Southern Baptist Hospital, Inc.)
      (Escrowed to Maturity) 8.00% 5/15/12 .............               9,195,000              11,273,070
    Michigan State Hospital Finance Authority
      (Genesys Health System)
      7.50% 10/01/27 ...................................               8,130,000               9,315,354
      8.125% 10/01/21 ..................................               4,000,000               4,792,800
    Monroeville, Pennsylvania Hospital Authority
      (Forbes Health System) 7.00% 10/01/13 ............               3,000,000               3,307,230
    Philadelphia Hospital & Higher Education Facilities
      Authority Hospital Revenue (Albert Einstein
    Medical Center) 7.625% 04/01/11 ....................              15,000,000              15,796,050
      (Jeanes Health System Project)
      5.875% 07/01/17 ..................................               4,575,000               4,733,387
    (Jeanes Health System Project)
      6.85% 07/01/22 ...................................               7,000,000               7,545,370
                                                                                            ------------
                                                                                              66,472,261
                                                                                            ------------
    Housing Revenue Bonds - 7.10%
    Alaska State Housing Finance Collateralized Mortgage
      Obligation 7.05% 06/01/25 (GNMA/FNMA) ............               1,135,000               1,216,414
    Clark County Nevada Assisted Living Homestead
      Boulder City 6.50% 12/01/27 ......................               1,000,000               1,022,120
    Dade County Housing Finance Authority
      6.70% 04/01/28 (GNMA) ............................               4,500,000               4,865,760


-------------------------------------------------------------------------------------------------------------------------
                                                                                      Principal                 Market
                                                                                        Amount                   Value
-------------------------------------------------------------------------------------------------------------------------
    Municipal Bonds (Continued)
    Housing Revenue Bonds (Continued)
    Illinois Housing Development Authority
      (Homeowner Mortgage) 7.125% 08/01/26 ...............................            $ 1,665,000            $ 1,832,432
    Massachusetts State Housing Finance Agency
      Residential Development (FNMA)
      6.875% 11/15/11 ....................................................              2,955,000              3,221,925
    Massachusetts State Housing Revenue Single Family
      Mortgage 6.95% 06/01/16 (FNMA) .....................................              2,500,000              2,683,750
    Montgomery County, Pennsylvania Redevelopment
      Authority Multi-Family Housing Revenue
      (KBF Associates L.P.) 7.25% 07/01/25 ...............................              5,000,000              5,209,250
    Tennessee Housing Development Agency
      6.60% 07/01/25 .....................................................              2,845,000              3,056,696
    Utah State Housing Finance Agency, Single Family
      Mortgage 7.20% 01/01/27 (FHA/VA) ...................................              2,730,000              2,981,160
    Virginia State Housing Development Authority
      6.80% 01/01/27 .....................................................              6,500,000              6,881,290
      7.10% 01/01/25 .....................................................              7,500,000              7,930,800
    Wisconsin Housing & Economic Development Authority
      Home Ownership 6.75% 09/01/25 ......................................              3,950,000              4,262,485
                                                                                                             -----------
                                                                                                              45,164,082
                                                                                                             -----------
    Pollution Control Revenue Bonds - 12.09%
    Claiborne County, Mississippi
      (Middle South Energy, Inc.)
      8.25% 06/01/14 .....................................................              7,365,000              7,856,540
    Claiborne County, Mississippi Polution Control
      Revenue System Energy Resources
      7.30% 05/01/25 .....................................................              3,000,000              3,186,810
    Clark County, Nevada Industrial Development
      Revenue (Nevada Power Co. Project)
      7.20% 10/01/22 .....................................................              9,000,000              9,990,810
    Illinois Development Finance Authority
      (Central Illinois Public Service Co.)
      7.60% 03/01/14 .....................................................              6,000,000              6,511,980
    Nez Perce County, Idaho Pollution Control Revenue
      Refunding-Potlatch Project
      6.00% 10/01/24 .....................................................              7,000,000              7,462,490
    Parish of Saint Charles, Louisana Pollution
      Control (Louisiana Power & Light)
      8.25% 06/01/14 .....................................................              1,350,000              1,450,359
    Parish of West Feliciana, Louisana (Gulf States
      Utilities Co. Project) Series A
      7.50% 05/01/15 .....................................................             22,700,000             25,653,266
    Petersburg, Indiana Polllution Control Revenue
      Bonds (Indianapolis Power & Light Co.)
      6.625% 12/01/24 ....................................................              9,350,000             10,475,086
    Sabine River Authority Texas Pollution Control
      (Southwestern Electric Power)
      6.10% 04/01/18 (MBIA) ..............................................              4,000,000              4,340,080
                                                                                                             -----------
                                                                                                              76,927,421
                                                                                                             -----------

12 for tax-exempt income


Tax-Free USA Fund
Statement of Net Assets (Continued)

                                                           Principal         Market
                                                             Amount           Value
                                                          -----------      ----------
  Municipal Bonds (Continued)
  Power Authority Revenue Bonds - 6.02%
  Gastonia North Carolina Comb Utilities System
    4.75% 05/01/19 ..................................     $ 1,000,000     $   952,460
 *Georgia Municipal Electric Authority Series 86L
    6.20% 01/01/09  .................................       5,000,000       2,770,250
  Intermountain Power Agency, Utah
   *Series 87D 7.07% 07/01/20 .......................      95,575,000      15,938,087
    Series 88B 7.50% 07/01/21 .......................       2,415,000       2,489,793
  Lower Colorado River Authority Texas - Seventh
    Seventh Supply Service 4.75% 01/01/28 ...........       3,000,000       2,796,330
    Series B 6.00% 01/01/15 (AMBAC) .................       5,000,000       5,156,350
  Northern Municipal Power Agency, Minnesota
    Series A 5.00% 01/01/21  ........................       8,500,000       8,207,600
                                                                          -----------
                                                                           38,310,870
                                                                          -----------
**Pre-Refunded Bonds - 13.82%
  City of Chicago, Illinois Skyway Toll Bridge
    Revenue 6.75% 01/01/17-04 .......................       3,300,000       3,782,361
  Delaware State Economic Development Authority
    Prerefunded First Mortgage Series A
    8.50% 05/01/22-02  ..............................       3,045,000       3,603,605
  Florida Department of Transportation Turnpike
    7.50% 07/01/19-99  ..............................       5,000,000       5,339,700
  Kentucky Turnpike Authority
    7.25% 05/15/10-00  ..............................       1,145,000       1,241,203
    7.25% 05/15/10-00  ..............................       6,855,000       7,430,957
  Massachusetts State General Obligation
    7.50% 12/01/07-00  ..............................       3,295,000       3,661,404
    7.50% 12/01/07-00  ..............................       3,320,000       3,689,184
  Massachusetts State Water Residential Authority -
    7.00% 04/01/18-00  ..............................      14,510,000      15,686,761
    7.50% 04/01/09-00  ..............................       1,080,000       1,178,258
    7.50% 04/01/16-00  ..............................       7,300,000       7,964,154
  Metropolitan Atlanta Rapid Transit Authority,
    Georgia, Sales Tax Series L
    7.20% 07/01/20-99 (AMBAC) .......................       2,000,000       2,128,180
  Minnesota Public Facilities Authority (Water
    Pollution Control) Series 90A
    7.10% 03/01/12-00  ..............................       4,000,000       4,322,680
  New Hampshire State Turnpike System Revenue
    7.375% 04/01/12-00  .............................       3,000,000       3,262,350
    7.40% 04/01/20-00  ..............................      11,675,000      12,701,816
  New York City Municipal Water Finance Authority,
  New York Water & Sewer System Revenue
    Series A 6.00% 06/15/20-00 ......................       1,675,000       1,749,806
  Salt River Project Agricultural Improvement & Power
    Dist. (Arizona) 7.25% 01/01/19-00 ...............       2,750,000       2,965,353
  Sweetwater County, Wyoming Pollution Control
    Revenue (Idaho Power Company-Series A)
    6.05% 07/15/26-00  ..............................       5,000,000       5,365,800
  Washington State Public Power Supply System
    Nuclear Project 7.25% 07/01/15-00 ...............       1,760,000       1,894,570
                                                                          -----------
                                                                           87,968,142
                                                                          -----------

                                                           Principal         Market
                                                             Amount           Value
                                                          -----------      ----------
 Municipal Bonds (Continued)
 Transportation Revenue Bonds - 14.68%
 Atlanta, Georgia Special Purpose Facilities Revenue
   (Delta Airlines Project) 7.50% 12/01/19 ...........     $ 1,500,000     $ 1,601,130
 Dallas-Fort Worth,Texas Intnl. Airport
   (American Airlines) 7.50% 11/01/25 ................       8,250,000       8,970,308
 Foothill/ Eastern Transportation Corridor Agency
   California Toll Road Revenue Series 95A
   6.00% 01/01/34  ...................................      20,000,000      21,061,200
 Indianopolis Indiana Airport Authority
   (Federal Express Project) 7.10% 01/15/17 ..........       7,800,000       8,819,538
 Kenton County, Kentucky Airport (Delta Airlines)
   7.25% 02/01/22  ...................................       4,250,000       4,687,410
   7.50% 02/01/12  ...................................       2,000,000       2,231,060
 Massachusetts State Turnpike Authority Metropolitan
   Highway System Revenue - Series A
   5.00% 01/01/37  ...................................      10,465,000      10,049,226
 Oklahoma Turnpike Authority 1st. Sr. Revenue
   Series 89 6.00% 01/01/22 ..........................       7,465,000       7,575,930
   Series 89 (Escrowed to Maturity)
   6.00% 01/01/22  ...................................      13,535,000      14,615,093
 Puerto Rico Commonwealth Highway & Transportation
   Authority (Highway Improvements) Series Y
   5.00% 07/01/36  ...................................       3,000,000       2,900,520
   5.50% 07/01/36  ...................................       5,000,000       5,284,950
 Tulsa, Oklahoma Municipal Airport (American Airlines)
   7.35% 12/01/11  ...................................       5,000,000       5,605,250
                                                                           -----------
                                                                            93,401,615
                                                                           -----------
 Waste Disposal Revenue Bonds - 6.58%
 Ashland, Kentucky Sewer & Solid Waste Revenue
   (Ashland, Inc. Project) 7.13% 02/01/22 ............      13,200,000      14,851,452
 Marion County West Virginia Solid Waste Disposal
   8.00% 12/01/25  ...................................       7,357,414       7,357,414
   10.00% 12/01/25  ..................................       1,026,616       1,026,616
+Massachusetts State Industrial Finance Agency
   Solid Waste Disposal (Massachusetts Recycling
   Associates Project - Fitchburg)
   9.00% 08/01/16  ...................................      32,000,000      11,648,000
 Pennsylvania Economic Development Financing
   Authority Wastewater Treatment (Sun Co. ...........
   R & M Project) 7.60% 12/01/24 .....................       6,000,000       7,017,840
                                                                           -----------
                                                                            41,901,322
                                                                           -----------
 Water And Sewer Revenue Bonds - 4.71%
 Massachusetts State Water Authority
   4.75% 08/01/37  ...................................      10,000,000       9,201,700
   6.00% 04/01/20  ...................................       6,200,000       6,459,408
 North Jersey District Water Supply - Series A
   (Wanaque North Project)
   5.125% 11/15/21  ..................................         850,000         850,298
 Rockdale County, Georgia Water & Sewer Revenue
   5.00% 07/01/22  ...................................       5,000,000       4,951,000
 Spartanburg, South Carolina Waterworks Revenue
   5.00% 06/01/22  ...................................       5,590,000       5,512,243

                                                       for tax-exempt income 13
Tax-Free USA Fund
Statement of Net Assets (Continued)

                                                           Principal         Market
                                                             Amount           Value
                                                          -----------      ----------
    Municipal Bonds (Continued)
    Water And Sewer Revenue Bonds (Continued)
    Texas Water Resources Finance Authority Revenue
      7.50% 08/15/13  ...............................     $  1,290,000     $  1,331,022
    Virginia State Resource Authority, Reference -
      Harrisonburg - Rockingham
      5.00% 05/01/22  ...............................        1,705,000        1,653,714
                                                                            -----------
                                                                             29,959,385
                                                                            -----------
    Other Revenue Bonds - 14.71%
    Alliance, Texas Special Facility Revenue Bonds
      Series 1996 (Federal Express Corp. Project )
      6.375% 04/01/21  ..............................        6,000,000        6,510,000
    Dade County Special Obligation-Series B
      5.00% 10/01/35 (AMBAC)  .......................        5,890,000        5,743,575
    Delaware County, Pennsylvania Authority
      (Main Line & Haverford) Nursing
      9.00% 08/01/22  ...............................        2,000,000        2,288,960
    Delaware State Economic Development Authority
      (Peninsula United Methodist Homes)
      6.20% 05/01/15  ...............................        4,000,000        4,224,000
    Delaware State Economic Development Authority
      Unrefunded First Mortgage Series A
      8.50% 05/01/22  ...............................          455,000          515,419
    District of Columbia Carnegie Endowment
      5.75% 11/15/26  ...............................       11,900,000       12,400,990
    Florida State Board of Education Capital Outlay
      7.25% 06/01/23  ...............................        2,445,000        2,647,813
    Luzerne County Industrial Development Authority
      (Pennsylvania Gas & Water Co. Project)
      7.00% 12/01/17  ...............................        4,000,000        4,612,040
    Massachusetts Industrial Financial Agency
      WGBH Educational Foundation
      5.00% 03/01/28  ...............................        3,000,000        2,891,700
    Metropolitan Pier & Exposition Authority Illinois
      Hospital Facilities Revenue 6.25% 07/01/17 ....        3,300,000        3,562,878
    New York City Industrial Development Agency
      Brooklyn Navy Yard Cogen Partners
      5.75% 10/01/36  ...............................        5,010,000        5,163,657
    New York City Transitional Finance Authority
      5.00% 08/15/27  ...............................       10,000,000        9,656,000
    Phenix County Alabama Industrial Development
      Board Environmental Impt,
      Reference - AMT - Mead
      Coated Board Series 5.30% 04/01/27 ............        3,000,000        2,956,080
    Riverdale Illinois Environmental Improvement
      Revenue (ACME Metals Project - Series A)
      7.90% 04/01/24  ...............................        2,500,000        2,843,425
    Tampa, Florida (Florida Aquarium Project)
      7.75% 05/01/27  ...............................       20,000,000       23,101,000
    Village Center Community Development District
      Florida Recreational, Reference - Series A
      5.00% 11/01/21  ...............................        3,500,000        3,447,220
    Washington State Housing Finance Commonwealth
      Nonprofit - Virginia Mason Research Center
      Project A 5.70% 01/01/24 ......................        1,000,000        1,033,840
                                                                            -----------
                                                                             93,598,597
                                                                            -----------
    Total Municipal Bonds (cost $591,729,896) .......                       631,699,675
                                                                            -----------

                                                                 Market
                                                                  Value
                                                               ----------
Total Market Value of Securities - 99.26%
  (cost $591,729,896)  .................................     $   631,699,675
Receivables and Other Assets Net Of Liabilities - 0.74%            4,694,188
                                                             ---------------
Net Assets Applicable to 54,036,552 shares
  ($0.01 Par Value) Outstanding - 100.00% ..............     $   636,393,863
                                                             ===============

Net Asset Value - Tax Free USA Fund A Class
  ($597,819,254 / 50,761,168)  .........................              $11.78
                                                                      ======
Net Asset Value - Tax Free USA Fund B Class
  ($36,807,622 / 3,125,350)  ...........................              $11.78
                                                                      ======
Net Asset Value - Tax Free USA Fund C Class
  ($1,766,987 / 150,034)  ..............................              $11.78
                                                                      ======
----------
 * The interest rate shown for this security is the effective yield.
** For Pre-Refunded Bonds, the stated maturity is followed by the year in which each bond is pre-refunded.
 + Non-income producing security for the period ended February 28, 1998.

 AMBAC    -  Insured by the AMBAC Indemnity Corporation
 FHA/VA   -  Insured by the Federal Housing Authority/Veterans Administration
 FNMA     -  Insured by the Federal National Mortgage Association
 GNMA     -  Insured by the Government National Mortgage Association
 MBIA     -  Insured by the Municipal Bond Insurance Association

Components of net assets at February 28, 1998
Common stock, $0.01 par value, 500,000,000 shares authorized
  to the Tax-Free USA Fund .................................     $ 600,862,092
Undistributed net investment income ........................            65,587
Accumulated net realized loss on investments ...............        (4,503,595)
Net unrealized appreciation of investments .................        39,969,779
                                                                 -------------
Total net assets ...........................................     $ 636,393,863
                                                                 =============

Net Asset Value and Offering Price Per Share -
Tax-Free USA Fund A Class
Net asset value A class (A)  ...............................            $11.78
Sales charge (3.75% of offering price or 3.90% of the amount
  invested per share) (B)  .................................              0.46
                                                                        ------
Offering price .............................................            $12.24
                                                                        ======

----------
(A) Net asset value per share, as illustrated, is the estimated amount which would be paid upon redemption or repurchase of shares.
(B) See How to Purchase Shares in the current Prospectus for purchase of $100,000 or more.

                             See accompanying notes

14 for tax-exempt income
Delaware Group Tax-Free Fund, Inc. -
Tax-Free Insured Fund
Statement of Net Assets
February 28, 1998 (Unaudited)
                                                       Principal      Market
                                                        Amount        Value
                                                --------------------------------
Municipal Bonds - 98.55%
General Obligation Bonds - 2.34%
Hurst Euless Bedford Texas Independent School
 District 4.75% 8/15/28 (PSF)....................    $1,000,000    $  924,390
Oak Hills, Ohio School District
 5.125% 12/1/25 (MBIA)...........................       950,000       951,862
                                                                   ----------
                                                                    1,876,252
                                                                   ----------
Higher Education Revenue Bonds - 6.32%
California Educational Facility Authority Revenue
 (L A College Chiropractic) 5.60% 11/1/17........     1,000,000     1,013,590
Massachusetts State Health & Educational
 Facilities Authority (Boston College)
 6.625% 7/1/21 (FGIC)............................     2,500,000     2,712,550
Massachusetts State Industrial Finance Agency
 Revenue Higher Education (Clark University
 Project) 6.10% 7/1/16...........................     1,250,000     1,340,964
                                                                   ----------
                                                                    5,067,104
                                                                   ----------
Hospital Revenue Bonds - 11.25%
Fort Wayne Indiana Hospital Authority
 6.40% 11/15/22 (MBIA)
 (Parkview Memorial Hospital)....................     2,250,000     2,464,516
Monroeville, Pennsylvania Hospital Authority
 Hospital Revenue (Forbes Health System)
 7.00% 10/1/03...................................       865,000       948,664
New Jersey Health CA - 97A
 5.00% 7/1/27 (AMBAC)............................     1,250,000     1,216,164
Wisconsin Health SSM - 97A
 5.70% 8/15/26 (MBIA)............................     4,200,000     4,387,740
                                                                   ----------
                                                                    9,017,084
                                                                   ----------
Housing Revenue Bonds - 13.24%
Alaska State Housing Finance Corp. Mortgage
 Series A-1 5.50% 12/1/17........................     2,500,000     2,545,250
California Housing Finance Agency Revenue
 Series B 6.85% 8/1/23 (MBIA)....................     3,860,000     4,129,969
Illinois Development Finance Authority Revenue
 (Federal Housing Authority Section 8 Series A)
 5.80% 7/1/28 (MBIA).............................     2,790,000     2,866,224
New Mexico Mortgage Finance Authority Single Family
 Mortgage 6.20% 7/1/26 (GNMA)....................     1,000,000     1,067,730
                                                                   ----------
                                                                   10,609,173
                                                                   ----------
Pollution Control Revenue Bonds - 15.12%
Jefferson County Arkansas Pollution Control
 Revenue Entergy Arkansas, Inc. Project
 5.60% 10/1/17....................................    1,000,000     1,008,830
Northampton County, Pennsylvania Industrial
 Development Authority Revenue
 (Citizens Utilities Co.) 6.95% 8/1/15...........     1,000,000     1,068,250
Ohio State Air Quality Development Authority
 (Ohio Edison) 7.45% 3/1/16 (FGIC)...............     2,000,000     2,158,560
Port St. Helens Oregon Pollution Control
 (Boise Cascade Corp. Project)
 5.65% 12/1/27...................................     1,500,000     1,533,466

                                                       Principal      Market
                                                        Amount        Value
                                                --------------------------------

Municipal Bonds (Continued)
Pollution Control Revenue Bonds (Continued)
Salem County, New Jersey (Public Service Electric
 & Gas Co.) Series D
 6.55% 10/1/29 (MBIA)............................    $4,000,000   $4,480,400
Trinity River, Texas Pollution Central Revenue
 Bonds (Texas Instruments Inc. Project)
 6.20% 3/1/20....................................     1,750,000     1,873,743
                                                                   ----------
                                                                   12,123,249
                                                                   ----------
Power Authority Bonds - 3.83%
Cleveland, Ohio PPS 96/1
 5.00% 11/15/24 (AMBAC)..........................     1,220,000     1,184,901
Gastonia North Carolina Combined Utilities
 System Revenue 4.75% 5/1/19 (MBIA)..............     1,000,000       952,460
Lower Colorado River Authority Texas-Seventh
 Supply Series 4.75% 1/1/28 (FSA)................     1,000,000       932,100
                                                                   ----------
                                                                    3,069,461
                                                                   ----------
*Pre-Refunded Bonds - 26.24%
Allegheny County, Pennsylvania Sanitary Authority
 7.50% 12/1/16-99 (FGIC).........................       750,000       783,930
Chicago, Illinois Public Building Commission
 (Chicago Board of Education) Series A
 7.75% 1/1/06-99 (FGIC)..........................       500,000       526,050
Louisiana Public Facilities Authority Health &
 Education Capital Facilities Revenue (Our Lady
 of the Lake Regional Medical Center)
 8.20% 12/1/15-98 (MBIA).........................       800,000       839,344
Michigan State Hospital Finance Authority Revenue
 (Genesys Health System)
 7.50% 10/1/27-05................................     1,500,000     1,718,700
Pennsylvania Turnpike Commission Revenue
 7.625% 12/1/17-98 (FGIC)........................     2,425,000     2,542,273
Regional Transit Authority Revenue
 6.75% 6/1/25-02.................................     7,970,000     9,198,018
Seattle, Washington Municipality Metropolitan
 Seattle Sewer Revenue
 6.60% 1/1/32-01 (FGIC)..........................     5,000,000     5,428,850
                                                                   ----------
                                                                   21,037,165
                                                                   ----------

Transporation Revenue Bonds - 12.27%
Alliance, Texas Special Facility Revenue Bonds-
 Series 1996 (Federal Express Corp. Project)
 6.375% 4/1/21...................................     1,000,000     1,085,000
Chicago O'Hare International Airport (Illinois)
 5.00% 1/1/16 (MBIA).............................     5,000,000     4,895,700
Dayton, Ohio Special Facilities Revenue
 (Emery Air Freight) 6.05% 10/1/09...............     2,455,000     2,673,937
Ohio State Turnpike 1996-Series A
 5.50% 2/15/26 (MBIA)............................     1,135,000     1,179,015
                                                                   ----------
                                                                    9,833,652
                                                                   ----------
                                                       for tax-exempt income 15

Tax-Free Insured Fund
Statement of Net Assets (Continued)
                                                       Principal      Market
                                                        Amount        Value
                                                --------------------------------
Municipal Bonds (Continued)
Water and Sewer Revenue Bonds - 4.44%
Austin, Texas Combined Utilities System
 Series 90A 6.00% 5/15/15 (FGIC).................    $1,275,000    $1,314,755
Luzerne County Industrial Development Authority
 (Pennsylvania Gas & Water Co. Project)
 7.00% 12/1/17 (AMBAC)...........................     1,000,000     1,153,010
Massachusetts State Industrial Finance Agency Solid
 Waste Disposal (Massachusetts Recycling Associates
 Project-Fitchburg) 9.00% 8/1/16.................     3,000,000     1,092,000
                                                                   ----------
                                                                    3,559,765
                                                                   ----------

Other Revenue Bonds - 3.50%
Village Center Community Development District
 Florida Recreational, Revenue - Series A
 5.00% 11/1/21 (MBIC)............................       750,000       738,690
Washington State Housing Finance Authority
 Community Nonprofit Housing Revenue -
 (VA Mason Research Center Project A)
 5.70% 1/1/24....................................     2,000,000     2,067,680
                                                                   ----------
                                                                    2,806,370
                                                                   ----------
Total Municpal Bonds (cost $74,709,945)..........                  78,999,275
                                                                   ----------

Variable Rate Demand Notes - 1.25%
Broward County, Florida Housing Finance Authority
 (Multifamily Housing Revenue-Sanctuary Apartments
 Project) 3.40% 2/1/09...........................     1,000,000     1,000,000
                                                                   ----------
Total Variable Rate Demand Notes
 (cost $1,000,000)...............................                   1,000,000
                                                                   ----------

Total market value of securities - 99.80%
 (cost $75,709,945)..............................                 $79,999,275
Receivables and other assets
 net of liabIlities - 0.20%......................                     160,161
                                                                   ----------
Net assets applicable to 7,213,495 shares
 ($0.01 Par Value) outstanding - 100.00%                          $80,159,436
                                                                   ==========

Net Asset Value - Tax-Free Insured A Class
 ($76,696,391 / 6,901,858 shares)................                      $11.11
                                                                       ======
Net Asset Value - Tax-Free Insured B Class
 ($3,332,360 / 299,877 shares)...................                      $11.11
                                                                       ======
Net Asset Value - Tax-Free Insured C Class
 ($130,685 / 11,760 shares)......................                      $11.11
                                                                       ======
--------------
* For Pre-Refunded bonds, the stated maturity is followed by the year in which each bond is pre-refunded.

AMBAC     -     Insured by the AMBAC Indemnity Corporation
FGIC      -     Insured by the Financial Guaranty Insurance Company
FSA       -     Insured by the Financial Security Assurance
GNMA      -     Insured by the Government National Mortgage Association
MBIA      -     Insured by the Municipal Bond Insurance Association

Components Of Net Assets At February 28, 1998:
Common stock, $0.01 par value, 500,000,000 shares
authorized to the Tax-Free Insured Fund..........                 $75,267,473
Distributions in excess of net investment income.                       (106)
Accumulated net realized gain on investments.....                     602,739
Net unrealized appreciation of investments.......                   4,289,330
                                                                  -----------
Total net assets.................................                 $80,159,436
                                                                  ===========

Net Asset Value And Offering Price per share
 Tax-Free Insured Fund A Class
Net asset value per share (A)....................                 $     11.11
Sales charge (3.75% of offering price or 3.87% of the
 amount invested per share) (B)..................                        0.43
                                                                   ----------
Offering price...................................                 $     11.54
                                                                   ==========

--------------------
(A) Net asset value per share illustrated is the estimated amount which would be paid upon the redemption or repurchase of shares.
(B) See How to Purchase Shares in the current Prospectus for purchases of $100,000 or more.

                             See accompanying notes

16 for tax-exempt income

Delaware Group Tax-Free Fund, Inc. -
Tax-Free USA Intermediate Fund
Statement of Net Assets
February 28, 1998 (Unaudited)
                                                       Principal      Market
                                                        Amount        Value
                                                --------------------------------
Municipal Bonds - 103.77%
Agency General Obligation Bonds - 3.96%
Kansas City, Missouri Municipal Assistance Corp.
 5.50% 03/01/00 (CGIC)...........................    $1,000,000    $1,033,080
                                                                   ----------
                                                                    1,033,080
                                                                   ----------
Convention Center / Stadium Revenue Bonds - 2.01%
Metropolitan Pier & Exposition Authority, Illinois
 Hospital Facilities Revenue
 (McCormick Place Convention)
 5.75% 07/01/06..................................       500,000       523,820
                                                                   ----------
                                                                      523,820
                                                                   ----------
Higher Education Revenue Bonds - 4.01%
Virginia College Building Authority
 (University of Richmond Project)
 6.40% 11/01/22..................................     1,000,000     1,047,760
                                                                   ----------
                                                                    1,047,760
                                                                   ----------
Highway Revenue Bonds - 9.59%
Dunes, Florida Community Development District
 Revenue-Intracoastal Waterway Bridge
 (ITT Industries Corporation)
 5.50% 10/01/07..................................       825,000       863,412
*Foothill/ Eastern Transportation Corridor Agency
    California Toll Road Revenue Series 95A
    4.868% 01/01/05..............................     1,500,000     1,079,385
Puerto Rico Commonwealth Highway & Transportation
    Authority Series Y 5.50% 07/01/26............       550,000       562,568
                                                                   ----------
                                                                    2,505,365
                                                                   ----------
Hospital Revenue Bonds - 1.29%
Grand Forks, North Dakota Health Care Systems Revenue
 (ALTRU Health Systems Obligation Group)
 6.25% 08/15/06..................................       300,000       337,443
                                                                   ----------
                                                                      337,443
                                                                   ----------
Housing Revenue Bonds - 21.66%
Illinois Development Finance Authority Revenue
 Reference Mortgage Federal Housing Authority
 Section 8 Series A 5.20%
 07/01/08 (MBIA).................................       700,000       712,880
Iowa Finance Authority MultiFamily Housing
 (Forest Glen Apartments) 5.60%
 11/2/22 (FNMA)..................................       755,000       770,493
Maryland State Community Development Administration
 (Single Family Program) 6th Series
 5.90% 04/01/01..................................     1,000,000     1,048,520

                                                       Principal      Market
                                                        Amount        Value
                                                --------------------------------

Municipal Bonds (Continued)
Housing Revenue Bonds (Continued)
Montgomery County, Pennsylvania Redevelopment
 Authority Multifamily Housing Revenue
 (KBF Associates) 6.00% 07/01/04.................    $2,000,000    $2,082,940
Palatine, Illinois Multi-Family Housing
 (Prairiebrook Project) Series 96A
 5.50% 12/1/06 (FNMA)............................     1,000,000     1,040,720
                                                                   ----------
                                                                    5,655,553
                                                                   ----------
Industrial Development Revenue Bonds - 8.65%
Michigan State Strategic Fund Limited (NSF International
 Project) Series A 5.10% 8/1/07..................       750,000       771,990
New York N Y City Industrial Development Agency
 Facility Revenue (YMCA Greater New York Project)
 5.40% 08/01/04..................................     1,440,000     1,487,909
                                                                   ----------
                                                                    2,259,899
                                                                   ----------
Miscellaneous General Obligation - 2.08%
Chicago, Illinois Metropolitan Water Reclamation
 District - Greater Chicago 5.50% 12/01/09.......       500,000       542,325
                                                                   ----------
                                                                      542,325
                                                                   ----------
Power Authority Revenue Bonds - 4.11%
New Madrid, Missouri Power Plant
 5.65% 06/01/03 (AMBAC)......................         1,000,000     1,074,320
                                                                   ----------
                                                                    1,074,320
                                                                   ----------
Recreational Revenue Bonds - 4.15%
Village Center Community Development District
 Florida Recreational Revenue Series A
 5.50% 11/01/10..................................     1,000,000     1,082,560
                                                                   ----------
                                                                    1,082,560
                                                                   ----------
School Authority/District General
 Obligation Bonds - 6.17%
Jackson County, Oregon School District
 5.50% 06/01/06 (FSA)............................       500,000       543,760
Philadelphia, Pennsylvania School District
 6.25% 05/15/01 (AMBAC)..........................     1,000,000     1,068,680
                                                                   ----------
                                                                    1,612,440
                                                                   ----------
                                                       for tax-exempt income 17
  Tax-Free USA Intermediate Fund
  Statement of Net Assets (Continued)
                                                       Principal      Market
                                                        Amount        Value
                                                --------------------------------
Municipal Bonds (Continued)
School Authority/District Revenue Bonds - 4.06%
West Virginia School Building Authority Capital
 Improvement 5.625% 07/01/02 (MBIA) ................    $1,000,000   $1,061,440
                                                                     ----------
                                                                      1,061,440
                                                                     ----------
State Agency Bonds - 15.61%
Indiana Bond Bank (State Revolving Fund Program)
 6.00% 02/01/01  ...................................       500,000      526,335
Michigan Municipal Board Authority Revenue
 (Local Government Loan Program)
 5.85% 05/01/01 (AMBAC)  ...........................     2,000,000    2,111,059
Pennsylvania State Industrial Development Authority
 Revenue 6.00% 07/01/99 (AMBAC) ....................     1,400,000    1,440,250
                                                                     ----------
                                                                      4,077,644
                                                                     ----------
Transportation Revenue Bonds - 14.79%
Harris County Texas Industrial Development Corporate
 Airport Facilities Continental
 Airlines Project  AMT
 5.00% 07/01/07  ...................................     1,735,000    1,709,478
Rhode Island Port Authority and Economic
 Development Corp. Airport Revenue
 5.80% 07/01/02 (FSA)  .............................       490,000      526,681
 5.90% 07/01/03 (FSA)  .............................       565,000      600,143
Southeastern Pennsylvania Transportation Authority
 (Letter Of Credit-Canadian Imperial)
 6.00% 06/01/99  ...................................     1,000,000    1,026,980
                                                                     ----------
                                                                      3,863,282
                                                                     ----------
Water and Sewer Revenue Bonds - 1.63%
Easton, Pennsylvania Joint Sewer Authority
 5.60% 04/01/03 (ASSET GTY) ........................       200,000      212,670
Marysville, Washington Water & Sewer Revenue
 5.50% 12/01/02  ...................................       200,000      212,294
                                                                     ----------
                                                                        424,964
                                                                     ----------
Total Municipal Bonds (cost $25,936,854)                             27,101,895
                                                                     ----------

TOTAL MARKET VALUE OF SECURITIES - 103.77%
 (COST $25,936,854).................................                $27,101,895
LIABILITIES NET OF RECEIVABLES AND
 OTHER ASSETS- (3.77%)..............................                   (984,814)
                                                                    -----------
NET ASSETS APPLICABLE TO 2,457,389 SHARES
 ($0.01 PAR VALUE) OUTSTANDING - 100.00%............                $26,117,081
                                                                    ===========

                                                                       Value
                                                                    -----------
NET ASSET VALUE -  TAX-FREE USA INTERMEDIATE FUND A CLASS
($22,523,881 / 2,119,300 SHARES)....................                $     10.63
                                                                    ===========
NET ASSET VALUE -  TAX-FREE USA INTERMEDIATE FUND B CLASS
($1,837,482 / 172,891 SHARES).......................                $     10.63
                                                                    ===========
NET ASSET VALUE -  TAX-FREE USA INTERMEDIATE FUND C CLASS
($1,755,718 / 165,198 SHARES).......................                $     10.63
                                                                    ===========

----------------
* The interest rate shown for this security is the effective yield.

Summary of Abbreviations:
AMBAC     - Insured by AMBAC Indemnity Corporation.
ASSET GTY - Insured by the Asset Guaranty Insurance Corporation.
CGIC      - Insured by the Capital Guaranty Insurance Corporation.
FSA       - Insured by the Financial Security Assurance.
MBIA      - Insured by the Municipal Bond Insurance Association.

COMPONENTS OF NET ASSETS AT FEBRUARY 28, 1998:
Common stock, $0.01 par value, 500,000,000 shares
 authorized to the Tax-Free USA Intermediate Fund ............     $ 25,912,249
Accumulated net realized loss on investments .................        (960,209)
Net unrealized appreciation of investments ...................        1,165,041
                                                                   ------------
Total net assets .............................................     $ 26,117,081
                                                                   ============

NET ASSET VALUE AND OFFERING PRICE PER SHARE -
 TAX-FREE USA INTERMEDIATE FUND A CLASS
Net asset value A Class (A)  .................................     $      10.63
Sales charge (2.75% of offering price, or 2.82% of amount
 invested per share) (B)  ....................................             0.30
                                                                   ------------
Offering price ...............................................     $      10.93
                                                                   ============

(A) Net asset value per share, as illustrated, is the estimated amount which would be paid upon redemption or repurchase of shares.
(B) See How to Purchase Shares in the current Prospectus for purchases of $100,000 or more.

                             See accompanying notes

18 for tax-exempt income

Delaware Group Tax-Free Fund, Inc. -
Statements of Operations
Six Months Ended February 28, 1998 (Unaudited)

                                                                                    Tax-Free         Tax-Free      Tax-Free USA
                                                                                    USA Fund       Insured Fund   Intermediate Fund
                                                                                ----------------------------------------------------
INVESTMENT INCOME:
Interest ..................................................................     $ 19,325,171      $  2,311,179      $ 680,186
                                                                                ------------      ------------      ---------
EXPENSES:
Management fees ...........................................................        1,915,519           238,441         61,867
Distribution expenses .....................................................          757,291            94,727         34,435
Dividend disbursing and transfer agent fees and expenses ..................          220,023            46,800         19,065
Accounting and administration .............................................          158,357            13,980          6,990
Reports and statements to shareholders ....................................           45,425             7,110          7,813
Taxes (other than taxes on income)  .......................................           28,380             4,290          1,400
Registration fees .........................................................           15,715            14,046         55,370
Directors fees ............................................................            6,735             2,092          1,633
Professional fees .........................................................            4,212             9,438         10,733
Custodian fees ............................................................              350             6,600          1,080
Amortization of organization expense ......................................               -                 -             642
Other .....................................................................           13,088            30,955            666
                                                                                ------------      ------------      ---------
                                                                                   3,165,095           468,479        201,694
Less expenses absorbed by Delaware Management Company, Inc. ...............               -                 -        (107,847)
                                                                                ------------      ------------      ---------
Total Expenses ............................................................        3,165,095           468,479         93,847
                                                                                ------------      ------------      ---------

NET INVESTMENT INCOME .....................................................       16,160,076         1,842,700        586,339
                                                                                ------------      ------------      ---------

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain (loss) on investment transactions .......................       (2,781,546)        1,011,580         35,066
Net change in unrealized appreciation (depreciation) of investments .......       16,784,133           904,872        366,768
                                                                                ------------      ------------      ---------

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS ...........................       14,002,587         1,916,452        401,834
                                                                                ------------      ------------      ---------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ......................     $ 30,162,663      $  3,759,152      $ 988,173
                                                                                ============      ============      =========


                             See accompanying notes
                                                       for tax-exempt income 19
Delaware Group Tax-Free Fund, Inc. -
Statements of Changes In Net Assets

                                                                                   Six Months Ended 2/28/98
                                                                                         (Unaudited)
                                                                    ---------------------------------------------------------
                                                                                                                Tax-Free
                                                                        Tax-Free           Tax-Free        USA Intermediate
                                                                        USA Fund        Insured Fund             Fund
INCREASE IN NET ASSETS FROM OPERATIONS:
Net investment income ............................................. $  16,160,076      $   1,842,700      $    586,339
Net realized gain (loss) on investments ...........................    (2,781,546)         1,011,580            35,066
Net change in unrealized appreciation
 (depreciation) on investments ....................................    16,784,133            904,872           366,768
                                                                    -------------      -------------      ------------
Net increase in net assets resulting from operations ..............    30,162,663          3,759,152           988,173
                                                                    -------------      -------------      ------------

DISTRIBUTION TO SHAREHOLDERS FROM:
Net investment income:
 A Class ..........................................................   (15,298,354)        (1,774,821)         (520,856)
 B Class ..........................................................      (763,734)           (66,081)          (36,010)
 C Class ..........................................................       (32,401)            (1,904)          (29,473)

Net realized gain on investment transactions:
 A Class ..........................................................    (9,769,741)        (1,342,436)               -
 B Class ..........................................................      (576,564)           (61,524)               -
 C Class ..........................................................       (23,804)            (1,755)               -
                                                                    -------------      -------------      ------------
                                                                      (26,464,598)        (3,248,521)         (586,339)
                                                                    -------------      -------------      ------------

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
 A Class ..........................................................    44,974,937          2,268,997         3,324,639
 B Class ..........................................................     3,240,711            280,992            91,436
 C Class ..........................................................       516,645             38,090           350,258
Net asset value of shares issued upon reinvestment
of dividends from net investment income and net
realized gain on investment transactions:
 A Class ..........................................................    14,706,854          1,820,674           315,469
 B Class ..........................................................       825,168             75,172            24,370
 C Class ..........................................................        43,832              3,540            26,758
                                                                    -------------      -------------      ------------
                                                                       64,308,147          4,487,465         4,132,930
                                                                    -------------      -------------      ------------
Cost of shares repurchased:
 A Class ..........................................................   (81,209,821)        (6,258,120)       (3,100,294)
 B Class ..........................................................    (2,508,936)          (665,446)         (140,613)
 C Class ..........................................................      (305,939)              (353)          (70,027)
                                                                    -------------      -------------      ------------
                                                                      (84,024,696)        (6,923,919)       (3,310,934)
                                                                    -------------      -------------      ------------
Increase (decrease) in net assets derived from capital
share transactions ................................................   (19,716,549)        (2,436,454)          821,996
                                                                    -------------      -------------      ------------

NET INCREASE (DECREASE) IN NET ASSETS .............................   (16,018,484)        (1,925,823)        1,223,830

NET ASSETS:
Beginning of period ............................................... $ 652,412,347         82,085,259      $ 24,893,251
                                                                    -------------      -------------      ------------
End of period ..................................................... $ 636,393,863      $  80,159,436      $ 26,117,081
                                                                    =============      =============      ============

RESTUBBED

                                                                                         Year Ended 8/31/97

                                                                      -------------------------------------------------------
                                                                                                                 Tax-Free
                                                                          Tax-Free           Tax-Free        USA Intermediate
                                                                          USA Fund         Insured Fund            Fund
INCREASE IN NET ASSETS FROM OPERATIONS:
Net investment income .............................................   $  39,265,992      $   4,264,919      $   1,267,170
Net realized gain (loss) on investments ...........................      10,051,521          1,042,113             27,578
Net change in unrealized appreciation
 (depreciation) on investments ....................................       2,978,780          1,099,718            305,500
                                                                      -------------      -------------      -------------
Net increase in net assets resulting from operations ..............      52,296,293          6,406,750          1,600,248
                                                                      -------------      -------------      -------------

DISTRIBUTION TO SHAREHOLDERS FROM:
Net investment income:
 A Class ..........................................................     (37,562,093)        (4,105,498)        (1,147,363)
 B Class ..........................................................      (1,645,084)          (153,999)           (65,780)
 C Class ..........................................................         (58,814)            (5,423)           (54,027)

Net realized gain on investment transactions:
 A Class ..........................................................      (2,961,519)          (657,491)                -
 B Class ..........................................................        (138,398)           (28,164)                -
 C Class ..........................................................          (4,957)            (1,087)                -
                                                                      -------------      -------------      -------------
                                                                        (42,370,865)        (4,951,662)        (1,267,170)
                                                                      -------------      -------------      -------------

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
 A Class ..........................................................      65,707,580          8,299,445          7,231,208
 B Class ..........................................................      11,820,404          1,177,381            745,655
 C Class ..........................................................       1,048,230             18,602          2,257,479
Net asset value of shares issued upon reinvestment
of dividends from net investment income and net
realized gain on investment transactions:
 A Class ..........................................................      22,364,182          2,544,126            731,354
 B Class ..........................................................       1,005,202             97,771             46,197
 C Class ..........................................................          50,122              6,398             51,393
                                                                      -------------      -------------      -------------
                                                                        101,995,720         12,143,723         11,063,286
                                                                      -------------      -------------      -------------
Cost of shares repurchased:
 A Class ..........................................................    (182,537,900)       (15,013,442)        (9,242,056)
 B Class ..........................................................      (7,991,403)        (1,087,056)          (470,777)
 C Class ..........................................................        (410,984)           (57,472)        (1,090,281)
                                                                      -------------      -------------      -------------
                                                                       (190,940,287)       (16,157,970)       (10,803,114)
                                                                      -------------      -------------      -------------
Increase (decrease) in net assets derived from capital
share transactions ................................................     (88,944,567)        (4,014,247)           260,172
                                                                      -------------      -------------      -------------

NET INCREASE (DECREASE) IN NET ASSETS .............................     (79,019,139)        (2,559,159)           593,250

NET ASSETS:
Beginning of period ...............................................     731,431,486         84,644,418      $  24,300,001
                                                                      -------------      -------------      -------------
End of period .....................................................   $ 652,412,347      $  82,085,259      $  24,893,251
                                                                      =============      =============      =============

                             See accompanying notes

20 for tax-exempt income

Delaware Group Tax-Free Fund, Inc. -
Financial Highlights
Selected data for each share of the Fund outstanding throughout each period was as follows:

                                                                              Tax-Free USA Fund A Class
                                                  --------------------------------------------------------------------------
                                                   Six months                   Year ended August 31,
                                                     ended
                                                   2/28/1998(1)     1997          1996        1995         1994        1993
                                                  (Unaudited)
Net asset value, beginning of period .....         $ 11.710      $ 11.550      $ 12.070    $ 12.040     $ 12.640    $ 12.130

Income from investment operations:
 Net investment income ...................            0.296         0.666         0.696       0.746        0.751       0.751
 Net realized and unrealized gain (loss)
  from investments .......................            0.260         0.210        (0.460)      0.030       (0.566)      0.610
                                                   --------      --------      --------    --------     --------    --------
 Total from investment operations ........            0.556         0.876         0.236       0.776        0.185       1.361
                                                   --------      --------      --------    --------     --------    --------

Less dividends and distributions:
 Dividends from net investment income ....           (0.296)       (0.666)       (0.696)     (0.746)      (0.751)     (0.751)
 Distributions from net realized gain
  on investment transactions .............           (0.190)       (0.050)       (0.060)       none       (0.034)     (0.100)
                                                   --------      --------      --------    --------     --------    --------
 Total dividends and distributions .......           (0.486)       (0.716)       (0.756)     (0.746)      (0.785)     (0.851)
                                                   --------      --------      --------    --------     --------    --------

Net asset value, end of period ...........         $ 11.780      $ 11.710      $ 11.550    $ 12.070     $ 12.040    $ 12.640
                                                   ========      ========      ========    ========     ========    ========

Total return(2)...........................             4.83%         7.79%         1.91%       6.74%        1.49%      11.66%

Ratios and supplemental data:
 Net assets, end of period (000 omitted) .         $597,819      $615,852      $700,853    $758,470     $745,796    $762,574
 Ratio of expenses to average net assets .             0.94%         0.94%         0.94%       0.92%        0.89%       0.89%
 Ratio of net investment income to average
  net assets .............................             5.08%         5.73%         5.82%       6.29%        6.07%       6.10%
 Portfolio turnover ......................               68%           44%           42%         27%          10%         12%

-----------------------
1   Ratios have been annualized and total return has not been annualized.
2 Does not include maximum sales charge of 3.75% nor the 1% limited contingent deferred sales charge that would apply in the event of certain redemptions within 12 months of purchase of A Class shares.

                                                       for tax-exempt income 21

Selected data for each share of the Fund outstanding throughout each period was as follows:

                                                               Tax-Free USA Fund B Class
                                            --------------------------------------------------------------
                                             Six months          Year ended August 31,
                                               ended                                              5/2/94(2)
                                             2/28/1998(1)    1997         1996         1995         to
                                            (Unaudited)                                           8/31/94
Net asset value, beginning of period ...     $ 11.710     $ 11.550     $ 12.070     $ 12.040     $ 12.080

Income from investment operations:
 Net investment income .................        0.249        0.573        0.600        0.649        0.214
 Net realized and unrealized gain (loss)
  from investments .....................        0.260        0.210       (0.460)       0.030       (0.040)
                                             --------     --------     --------     --------     --------
 Total from investment operations ......        0.509        0.783        0.140        0.679        0.174
                                             --------     --------     --------     --------     --------

Less dividends and distributions:
 Dividends from net
  investment income ....................       (0.249)      (0.573)      (0.600)      (0.649)      (0.214)
 Distributions from net realized gain
  on investment transactions ...........       (0.190)      (0.050)      (0.060)        none         none
                                             --------     --------     --------     --------     --------
 Total dividends and distributions .....       (0.439)      (0.623)      (0.660)      (0.649)      (0.214)
                                             --------     --------     --------     --------     --------


Net asset value, end of period .........     $ 11.780     $ 11.710     $ 11.550     $ 12.070     $ 12.040
                                             ========     ========     ========     ========     ========

Total return(3).........................         4.42%        6.94%        1.11%        5.88%        1.45%

Ratios and supplemental data:
 Net assets, end of period
  (000 omitted) ........................     $ 36,808     $ 35,055     $ 29,773     $ 17,779     $  3,937
 Ratio of expenses to
  average net asset ....................         1.74%        1.74%        1.74%        1.74%        1.74%
 Ratio of net investment income to
  average net assets ...................         4.28%        4.93%        5.03%        5.47%        5.22%
 Portfolio turnover ....................           68%          44%          42%          27%          10%

                                               Tax-Free USA Fund C Class
                                          --------------------------------------
                                          Six months      Year     11/29/1995(2)
                                             ended        ended       to
                                           2/28/1998(1)  8/31/97    8/31/96
                                          (Unaudited)
Net asset value, beginning of period ...   $ 11.710     $ 11.550   $ 12.230

Income from investment operations:
 Net investment income .................      0.249        0.573      0.450
 Net realized and unrealized gain (loss)
  from investments .....................      0.260        0.210     (0.620)
                                           --------     --------   --------
 Total from investment operations ......      0.509        0.783     (0.170)
                                           --------     --------   --------

Less dividends and distributions:
 Dividends from net
  investment income ....................     (0.249)      (0.573)    (0.450)
 Distributions from net realized gain
  on investment transactions ...........     (0.190)      (0.050)    (0.060)
                                           --------     --------   --------
 Total dividends and distributions .....     (0.439)      (0.623)    (0.510)
                                           --------     --------   --------


Net asset value, end of period .........   $ 11.780     $ 11.710   $ 11.550
                                           ========     ========   ========

Total return(3).........................       4.42%        6.94%     (1.44%)

Ratios and supplemental data:
 Net assets, end of period
  (000 omitted) ........................   $  1,767     $  1,505   $    805
 Ratio of expenses to
  average net asset ....................       1.74%        1.74%      1.74%
 Ratio of net investment income to
  average net assets ...................       4.28%        4.93%      5.03%
 Portfolio turnover ....................         68%          44%        42%

------------------
1   Ratios have been annualized and total return has not been annualized.
2 Date of commencement of trading; ratios have been annualized and total return has not been annualized.
3 Does not include contingent deferred sales charge which varies from 1-4% depending upon the holding period for Class B and Class C shares.

22 for tax-exempt income

Selected data for each share of the Fund outstanding throughout each period was as follows:

                                                                     Tax-Free Insured Fund A Class
                                              ----------------------------------------------------------------
                                               Six months                 Year Ended August 31,
                                                 ended
                                              2/28/1998(1)   1997       1996       1995       1994       1993
                                              (Unaudited)
Net asset value, beginning of period .....     $ 11.050   $ 10.860   $ 11.050   $ 11.020   $ 11.680   $ 11.310

Income from investment operations:
 Net investment income ...................        0.255      0.573      0.588      0.639      0.622      0.638
 Net realized and unrealized gain (loss)
  from investments .......................        0.254      0.281     (0.160)     0.030     (0.560)     0.400
                                               --------   --------   --------   --------   --------   --------
 Total from investment operations ........        0.509      0.854      0.428      0.669      0.062      1.038
                                               --------   --------   --------   --------   --------   --------
Less dividends and distributions:
 Dividends from net investment income ....       (0.254)    (0.573)    (0.588)    (0.639)    (0.622)    (0.638)
 Distributions from net realized gain
  on investment transactions .............       (0.195)    (0.091)    (0.030)      none     (0.100)    (0.030)
                                               --------   --------   --------   --------   --------   --------
 Total dividends and distributions .......       (0.449)    (0.664)    (0.618)    (0.639)    (0.722)    (0.668)
                                               --------   --------   --------   --------   --------   --------
Net asset value, end of period ...........     $ 11.110   $ 11.050   $ 10.860   $ 11.050   $ 11.020   $ 11.680
                                               ========   ========   ========   ========   ========   ========
Total return(2) ..........................         4.68%      8.07%      3.88%      6.33%      0.54%      9.48%
Ratios and supplemental data:
 Net assets, end of period (000 omitted) .     $ 76,696   $ 78,377   $ 81,149   $ 86,756   $ 91,235   $ 96,118
 Ratio of expenses to average net assets .         1.13%      1.05%      0.98%      0.98%      0.98%      0.98%
 Ratio of net investment income to average
  net assets .............................         4.61%      5.23%      5.29%      5.89%      5.48%      5.58%
 Portfolio turnover ......................           77%        42%        45%        68%        56%         8%

--------------------
1   Ratios have been annualized and total return has not been annualized.
2 Does not include maximum sales charge of 3.75% nor the 1% limited contingent deferred sales charge that would apply in the event of certain redemptions within 12 months of purchase of A Class shares.

                                                       for tax-exempt income 23

Selected data for each share of the Fund outstanding throughout each period was as follows:

                                                        Tax-Free Insured Fund B Class               Tax-Free Insured Fund C Class
                                          -----------------------------------------------------   ----------------------------------
                                          Six months     Year ended August 31,                     Six months
                                             ended                                    5/2/94(2)      ended      Year   11/29/1995(2)
                                          2/28/1998(1)                                   to       2/28/1998(1)  ended       to
                                          (Unaudited)    1997       1996      1995     8/31/94    (Unaudited)  8/31/97    8/31/96
Net asset value, beginning of period ...   $ 11.050   $ 10.860   $ 11.050  $ 11.020   $ 10.990     $ 11.050   $ 10.860   $ 11.260
Income from investment operations:
 Net investment income .................      0.208      0.485      0.499     0.550      0.179        0.206      0.485      0.375
 Net realized and unrealized gain (loss)
  from investments .....................      0.255      0.281     (0.160)    0.030      0.030        0.255      0.281     (0.370)
                                           --------   --------   --------  --------   --------     --------   --------   --------
                                              0.463      0.766      0.339     0.580      0.209        0.461      0.766      0.005
                                           --------   --------   --------  --------   --------     --------   --------   --------
Less dividends and distributions:
 Dividends from net investment income ..     (0.208)    (0.485)    (0.499)   (0.550)    (0.179)      (0.206)    (0.485)    (0.375)
 Distributions from net realized gain
  on investment transactions ...........     (0.195)    (0.091)    (0.030)     none       none       (0.195)    (0.091)    (0.030)
                                           --------   --------   --------  --------   --------     --------   --------   --------
 Total dividends and distributions .....     (0.403)    (0.576)    (0.529)   (0.550)    (0.179)      (0.401)    (0.576)    (0.405)
                                           --------   --------   --------  --------   --------     --------   --------   --------
Net asset value, end of period .........   $ 11.110   $ 11.050   $ 10.860  $ 11.050   $ 11.020     $ 11.110   $ 11.050   $ 10.860
                                           ========   ========   ========  ========   ========     ========   ========   ========
Total return(3) ........................       4.28%      7.21%      3.05%     5.47%      1.91%        4.28%      7.21%      0.01%

Ratios and supplemental data:
 Net assets, end of period
  (000 omitted) ........................   $  3,332   $  3,619   $  3,375  $  2,448   $    826     $    131   $     89   $    120
 Ratio of expenses to
  average net assets ...................       1.93%      1.85%      1.78%     1.80%      1.83%        1.93%      1.85%      1.78%
 Ratio of net investment income to
  average net assets ...................       3.81%      4.43%      4.48%     5.07%      4.63%        3.81%      4.43%      4.48%
 Portfolio turnover ....................         77%        42%        45%       68%        56%          77%        42%        45%

-------------------
1   Ratios have been annualized and total return has not been annualized.
2 Date of commencement of trading; ratios have been annualized and total return has not been annualized.
3 Does not include contingent deferred sales charge which varies from 1-4% depending upon the holding period for Class B and Class C shares.

24 for tax-exempt income

Selected data for each share of the Fund outstanding throughout each period was as follows:

                                                                     Tax-Free USA Intermediate Fund A Class
                                                  ----------------------------------------------------------------------
                                                   Six months                Year ended August 31,              1/7/93(2)
                                                     ended                                                         to
                                                  2/28/1998(1)   1997         1996         1995        1994      8/31/93
                                                  (Unaudited)
Net asset value, beginning of period .........     $ 10.460   $ 10.320     $ 10.410     $ 10.320    $ 10.630    $ 10.000

Income from investment operations:
 Net investment income .......................        0.242      0.524        0.550        0.550       0.530       0.330
 Net realized and unrealized gain (loss)
  from investments ...........................        0.170      0.140       (0.090)       0.090      (0.310)      0.630
                                                   --------   --------     --------     --------    --------    --------
 Total from investment operations ............        0.412      0.664        0.460        0.640       0.220       0.960
                                                   --------   --------     --------     --------    --------    --------
Less dividends and distributions:
 Dividends from net investment income ........       (0.242)    (0.524)      (0.550)      (0.550)     (0.530)     (0.330)
 Distributions from net realized gain
  on investment transactions .................         none       none         none         none        none        none
                                                   --------   --------     --------     --------    --------    --------
 Total dividends and distributions ...........       (0.242)    (0.524)      (0.550)      (0.550)     (0.530)     (0.330)
                                                   --------   --------     --------     --------    --------    --------
Net asset value, end of period ...............     $ 10.630   $ 10.460     $ 10.320     $ 10.410    $ 10.320    $ 10.630
                                                   ========   ========     ========     ========    ========    ========
 Total return(3) .............................         4.05%      6.57%        4.52%        6.43%       2.09%       9.75%

Ratios and supplemental data:
 Net assets, end of period (000 omitted) .....     $ 22,524   $ 21,635     $ 22,617     $ 20,492    $ 28,193    $ 14,684
 Ratio of expenses to average net assets .....         0.63%      0.43%        0.25%        0.25%       0.25%       0.25%
 Ratio of expenses to average net assets prior
  to the expense limitation ..................         1.49%      1.02%        0.95%        1.07%       1.19%       1.94%
 Ratio of net investment income to
  average net assets .........................         4.77%      5.03%        5.29%        5.37%       5.00%       4.84%
 Ratio of net investment income to
  average net assets prior to
  the expense limitation .....................         3.91%      4.44%        4.59%        4.55%       4.06%       3.15%
 Portfolio turnover ..........................           28%        34%          15%          63%         81%         53%

-----------------------
1   Ratios have been annualized and total return has not been annualized.
2 Date of commencement of trading; ratios have been annualized and total return has not been annualized
3 Does not include maximum sales charge of 2.75% nor the 1% limited contingent deferred sales charge that would apply in the event of certain redemptions within 12 months of purchase of A Class shares.

                                                       for tax-exempt income 25

Selected data for each share of the Fund outstanding throughout each period was as follows:

                                                        Tax-Free USA Intermediate Fund B Class
                                             --------------------------------------------------------------
                                              Six months         Year ended August 31,           Year
                                                ended                                           5/2/94(2)
                                              2/28/1998(1)    1997        1996        1995        to
                                              (Unaudited)                                       8/31/94
Net asset value, beginning of period ...       $ 10.460    $ 10.320    $ 10.410    $ 10.320     $ 10.230

Income from investment operations:
 Net investment income .................          0.199       0.436       0.460       0.460        0.150
 Net realized and unrealized gain (loss)
  from investments .....................          0.170       0.140      (0.090)      0.090        0.090
                                               --------    --------    --------    --------     --------
 Total from investment operations ......          0.369       0.576       0.370       0.550        0.240
                                               --------    --------    --------    --------     --------

Less dividends and distributions:
 Dividends from net
  investment income ....................         (0.199)     (0.436)     (0.460)     (0.460)      (0.150)
 Distributions from net realized gain
  on investment transactions ...........           none        none        none        none         none
                                               --------    --------    --------    --------     --------
 Total dividends and distributions .....         (0.199)     (0.436)     (0.460)     (0.460)      (0.150)
                                               --------    --------    --------    --------     --------

Net asset value, end of period .........       $ 10.630    $ 10.460    $ 10.320    $ 10.410     $ 10.320
                                               ========    ========    ========    =========    ========

Total return(3) ........................           3.61%       5.67%       3.63%       5.53%        2.31%

Ratios and supplemental data:
 Net assets, end of period
  (000 omitted) ........................       $  1,837    $  1,832    $  1,490    $    949     $    597
 Ratio of expenses to
  average net assets ...................           1.48%       1.28%       1.10%       1.10%        1.10%
 Ratio of expenses to average net assets
  prior to the expense limitation ......           2.34%       1.87%       1.80%       1.92%        2.04%
 Ratio of net investment income to
  average net assets ...................           3.92%       4.18%       4.44%       4.52%        4.15%
 Ratio of net investment income to
  average net assets prior to the
  expense limitation ...................           3.06%       3.59%       3.74%       3.70%        3.21%

 Portfolio turnover ....................             28%         34%         15%         63%          81%

RESTUBBED
                                          Tax-Free USA Intermediate Fund C Class
                                         ---------------------------------------
                                            Six months    Year     11/29/1995(2)
                                              ended       ended         to
                                           2/28/1998(1)  8/31/97     8/31/96
                                           (Unaudited)
Net asset value, beginning of period ...     $ 10.460    $ 10.320    $ 10.480

Income from investment operations:
 Net investment income .................        0.199       0.436       0.350
 Net realized and unrealized gain (loss)
  from investments .....................        0.170       0.140      (0.160)
                                             --------    --------    --------
 Total from investment operations ......        0.369       0.576       0.190
                                             --------    --------    --------

Less dividends and distributions:
 Dividends from net
  investment income ....................       (0.199)     (0.436)     (0.350)
 Distributions from net realized gain
  on investment transactions ...........         none        none        none
                                             --------    --------    --------
 Total dividends and distributions .....       (0.199)     (0.436)     (0.350)
                                             --------    --------    --------

Net asset value, end of period .........     $ 10.630    $ 10.460    $ 10.320
                                             ========    ========    ========

Total return(3) ........................         3.61%       5.67%       1.84%

Ratios and supplemental data:
 Net assets, end of period
  (000 omitted) ........................     $  1,756    $  1,426    $    193
 Ratio of expenses to
  average net assets ...................         1.48%       1.28%       1.10%
 Ratio of expenses to average net assets
  prior to the expense limitation ......         2.34%       1.87%       1.80%
 Ratio of net investment income to
  average net assets ...................         3.92%       4.18%       4.44%
 Ratio of net investment income to
  average net assets prior to the
  expense limitation ...................         3.06%       3.59%       3.74%

 Portfolio turnover ....................           28%         34%         15%

--------------------------
1   Ratios have been annualized and total return has not been annualized.
2 Date of commencement of trading; ratios have been annualized and total return has not been annualized
3 Does not include contingent deferred sales charge which varies from 1-2% depending upon the holding period for Class B and Class C shares.

26 for tax-exempt income

Delaware Group Tax-Free Fund, Inc.
Notes to Financial Statements
February 28, 1998
(Unaudited)

Delaware Group Tax-Free Fund, Inc. (The "Company") is registered as a diversified open-end investment company under the Investment Company Act of 1940, as amended. The Company is organized as a Maryland Corporation and offers three Funds, the Tax-Free USA Fund, the Tax-Free Insured Fund and the Tax-Free USA Intermediate Fund. Each Fund offers three classes of shares. The A Class carries a front-end sales charge of 3.75% for the Tax-Free USAand Tax-Free Insured Funds and 2.75% for the Tax-Free Intermedia te Fund. The B Class carries a back-end deferred sales charge. The C Class carries a level load deferred sales charge.

The investment objective of the Tax-Free USA Fund and the Tax-Free USA Intermediate Fund is to seek as high a level of current interest income exempt from federal income tax as is available from municipal bonds and is consistent with prudent investment management and preservation of capital.

The investment objective of the Tax-Free Insured Fund is to seek as high a level of current interest income exempt from federal income tax as is available from municipal bonds which are protected by insurance guaranteeing the payment of principal and interest when due and is consistent with prudent investment management and preservation of capital.

1. Significant Accounting Policies
The following accounting policies are in accordance with generally accepted accounting principles and are consistently followed by the Funds.

Security Valuation - Long-term debt securities are valued by an independent pricing service and such prices are believed to reflect the fair value of such securities. Money market instruments having less than 60 days to maturity are valued at amortized cost which approximates market value. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Fund's Board of Directors.

Federal Income Taxes - Each Fund intends to continue to qualify as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements. Income and capital gain distributions are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles.

Class Accounting - Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other - Expenses common to all Funds within the Delaware Group of Funds are allocated amongst the Funds on the basis of average net assets. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Original issue discounts are accreted to interest income over the lives of the respective securities. The Funds declare dividends from net investment income daily and pay such dividends monthly, and pay distributions from net realized gain on investment transactions if any, annually.

Certain Fund expenses are paid through "soft dollar" arrangements with brokers. The amount of these expenses is less than 0.01% of the Fund's average daily net assets.

2. Investment Management and Other Transactions with Affiliates In accordance with the terms of the Investment Management Agreement, the Funds pay Delaware Management Company, Inc. (DMC), the Investment Manager of the Funds, an annual fee which is calculated daily at the rate of 0.60% of the first $500 million of average daily net assets of the Fund, 0.575% on the next $250 million and 0.55% on the average daily net assets over $750 million for the Tax-Free USA Fund, 0.60% of the average daily net assets of the Tax-Free Insured Fund and 0.50% of the average daily net assets of the Tax-Free Intermediate Fund. DMC has elected voluntarily to waive its fee and absorb those expenses of the Tax-Free Intermediate Fund to the extent that the Fund's annual operating expenses exceed 0.45% of average daily net assets exclusive of 12b-1 expenses through December 31, 1997 and 0.55% as of January 1, 1998 through June 30 1998. Total expenses absorbed or waived by DMC for the period ended February 28, 1998 were $107,847. At February 28, 1998 the Fund had a liability for Investment Management fees and other expenses payable to DMC of $32,179 and $30,385 for the Tax-Free USA Fund and the Tax-Free Insured Fund, respectively.

The Fund has engaged Delaware Service Company, Inc. (DSC), an affiliate of DMC, to serve as dividend disbursing, accounting services and transfer agent for the Fund. For the period ended February 28, 1998, the Tax-Free USA Fund, the Tax-Free Insured Fund and The Tax-Free USA Intermediate Fund expensed $220,023, $46,800 and $19,065 for dividend disbursing and transfer agent services and $126,449, $13,980 and $4,967 for accounting services and had liabilities for such fees and other expenses payable to DSC for $34,139 and $17,048 for the Tax-Free USA Fund and the Tax-Free Insured Fund.

Pursuant to the Distribution Agreement, the Fund pays Delaware Distributors, L.P. (DDLP), the Distributor and an affiliate of DMC, an annual fee not to exceed 0.30% of the average daily net assets of the A Class for the Tax-Free USA Fund and the Tax-Free Insured Fund and 0.15% of the average daily net assets of the Tax-Free USA Intermediate Fund A Class and 1.00% of the average daily net assets of the B and C Class for all three Funds. For the period ended February 28, 1998, the Tax-Free Insured Fund had a liability for distribution fees and other expenses payable to DDLP of $13,492.

DDLP earned $25,959, $17,763, and $4,080 for commissions on sales of the Tax-Free USA Fund A Class, Tax-Free Insured Fund A Class and the Tax-Free USA Intermediate Fund A Class, respectively.

Certain officers of DMC, DSC and DDLP are officers, directors and/or employees of the Funds. These officers, directors and employees are paid no compensation by the Funds.

                                                       for tax-exempt income 27

3. Investments
During the period ended February 28, 1998, the Funds had purchases and sales of investment securities other than temporary cash investments as follows:

                                                                                Tax-Free         Tax-Free       Tax-Free USA
                                                                                USA Fund       Insured Fund   Intermediate Fund
                                                                                --------       ------------   -----------------
Purchases: ..............................................................     $215,180,519     $ 30,947,346     $  5,516,564
Sales: ..................................................................     $241,593,275     $ 35,189,931     $  3,530,329

At February 28, 1998, the aggregate cost of securities and related appreciation/depreciation for federal income tax purposes was as follows:
                                                                                Tax-Free         Tax-Free       Tax-Free USA
                                                                                USA Fund       Insured Fund   Intermediate Fund
                                                                                --------       ------------   -----------------
Cost of investments .....................................................     $591,729,896     $ 75,709,945     $ 25,936,854
                                                                              ------------     ------------     ------------
Unrealized appreciation .................................................       60,644,154        6,243,090        1,165,145
Unrealized depreciation .................................................       20,674,530        1,953,760              104
                                                                              ------------     ------------     ------------
Net unrealized appreciation .............................................     $ 39,969,624     $  4,289,330     $  1,165,041
                                                                              ============     ============     ============

For federal income tax purposes, the Tax-Free USA Intermediate Fund had accumulated capital losses at August 31, 1997 of $995,275 which may be carried forward and applied against future capital gains. The capital loss carryforward expires as follows: 2002 - $371,621 and 2003 - $623,654.

4. Capital Stock
Transactions in capital stock shares were as follows:

                                                                          Tax-Free USA Fund              Tax-Free Insured Fund
                                                                 Six months ended    Year Ended    Six months ended    Year Ended
                                                                     2/28/98          8/31/97          2/28/98           8/31/97
                                                                     -------------------------------------------------------------
Shares sold:
 A Class ....................................................       3,815,237        5,645,645          204,796          757,507
 B Class ....................................................         275,042        1,015,397           25,279          106,909
 C Class ....................................................          43,814           89,711            3,427            1,691

Shares issued upon reinvestment of dividends from
 net investment income and realized gains:
 A Class ....................................................       1,255,149        1,917,246          164,608          231,402
 B Class ....................................................          70,452           86,179            6,799            8,892
 C Class ....................................................           3,741            4,299              320              582
                                                                    ---------        ---------          -------        ---------
                                                                    5,463,435        8,758,477          405,299        1,106,983
                                                                    ---------        ---------          -------        ---------

Shares repurchased:
 A Class ....................................................      (6,890,275)     (15,671,660)        (562,580)      (1,368,970)
 B Class ....................................................        (213,084)        (686,818)         (59,846)         (99,060)
 C Class ....................................................         (26,032)         (35,231)             (32)          (5,274)
                                                                    ---------        ---------          -------        ---------
                                                                   (7,129,391)     (16,393,709)        (622,458)      (1,473,304)
                                                                    ---------        ---------          -------        ---------

Net Increase (Decrease)  ....................................      (1,665,956)      (7,635,232)        (217,159)        (366,321)
                                                                    =========        =========          =======        =========

RESTUBBED

                                                                  Tax-Free USA Intermediate Fund
                                                                   Six months ended  Year Ended
                                                                      2/28/98          8/31/97
                                                                ---------------------------------
Shares sold:
 A Class ....................................................         314,702          694,060
 B Class ....................................................           8,642           71,587
 C Class ....................................................          33,026          216,226

Shares issued upon reinvestment of dividends from
 net investment income and realized gains:
 A Class ....................................................          29,799           70,127
 B Class ....................................................           2,302            4,414
 C Class ....................................................           2,527            4,931
                                                                      -------        ---------
                                                                      390,998        1,061,345
                                                                      -------        ---------

Shares repurchased:
 A Class ....................................................        (293,763)        (886,958)
 B Class ....................................................         (13,243)         (45,185)
 C Class ....................................................          (6,649)        (103,591)
                                                                      -------        ---------
                                                                     (313,655)      (1,035,734)
                                                                      -------        ---------

Net Increase (Decrease)  ....................................          77,343           25,611
                                                                      =======        =========


5. Lines of Credit
The Funds have committed lines of credit of $18,600,000 for the Tax-Free USA Fund, $2,200,000 for the Tax-Free Insured Fund and $600,000 for the Tax-Free USA Intermediate Fund. No amount was outstanding at February 28, 1998, or at any time during the period.

6. Market and Credit Risk
The Funds concentrate their investments in securities issued by municipalities. The value of these investments may be adversely affected by new legislation within the states, regional or local economic conditions, and differing levels of supply and demand for municipal bonds. Many municipalities insure repayment for their obligations. Although bond insurance reduces the risk of loss due to default by an issuer, such bonds remain subject to the risk that market may fluctuate for other reasons and there is no assurance that the insurance company will meet its obligations. These securities have been identified in the Statement of Net Assets.

This Semi-annual report is for the information of National Tax-Free Funds shareholders, but it may be used with prospective investors when preceded or accompanied by a current Prospectus for National Tax-Free Funds, which sets forth details about charges, expenses, investment objectives and operating policies of the Fund. You should read the prospectus carefully before you invest. Summary investment results are documented in the Fund's current Statement of Additional Information. The figures in this report represent past performance which are not a guarantee of future results. The return and principal value of an investment in the Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

Investment Manager
Delaware Management Company, Inc.
Philadelphia

National Distributor
Delaware Distributors, L.P.

Philadelphia Shareholder Servicing,
Dividend Disbursing
and Transfer Agent
Delaware Service Company, Inc.
Philadelphia

1818 Market Street
Philadelphia, PA 19103-3682

For Shareholders
1.800.523.1918

For Securities Dealers
1.800.362.7500

For Financial Institutions
Representatives Only
1.800.659.2265

www.delawarefunds.com

Be sure to consult your financial adviser when making investments. Mutual funds can be a valuable part of your financial plan; however, shares of the Fund are not FDIC or NCUSIF insured, are not guaranteed by any bank or any credit union, and involve investment risk, including the possible loss of the principal. Shares of the Fund are not bank or credit union deposits.

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